FLOW-THROUGH LIABILITY DISCLOSURE	12 Months Ended
Jan. 31, 2025
Notes
FLOW-THROUGH LIABILITY DISCLOSURE

13.FLOW-THROUGH LIABILITY

	January 31, 2025	January 31, 2024
Balance, beginning	$-	$-
Share premium liability on flow-through shares	60,000	-
Balance, ending	$60,000	$-

On November 22, 2024, the Company issued 3,000,000 FT Units for gross proceeds of $300,000 (Note 10). The premium received on the FT Units issued was determined to be $60,000 and was recorded as a share capital reduction. An equivalent flow-through share premium liability was recorded and will be reduced as and when the qualified exploration expenditures occur.

The Company renounced the full amount of $300,000 with an effective date for tax purposes of December 31, 2024, under the look-back rule. As a result, the Company is committed to spending $300,000 on qualifying expenditures by December 31, 2025.

During the year ended January 31, 2025, the Company did not incur any qualifying exploration costs.